Exhibit 10.35

THIRD AMENDMENT TO FINANCING AGREEMENT

This THIRD AMENDMENT TO FINANCING AGREEMENT (this “Amendment”) is made and entered into as of October 21, 2015 by and among Rise SPV, LLC, a Delaware limited liability company (the “US Term Note Borrower”), as the US Term Note Borrower, Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 f/k/a Think Finance (UK) Ltd. (the “UK Borrower”), as the UK Borrower, Elevate Credit Service, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower (“Elevate Credit” or the “US Last Out Term Note Borrower”), the Guarantors party hereto (such Guarantors, collectively with Elevate Credit and the Borrower, the “Credit Parties”), and Victory Park Management, LLC, as administrative agent and collateral agent for the Lenders and the Holders (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Financing Agreement.

WHEREAS, the Credit Parties, the Lenders and the Agent are parties to that certain Amended and Restated Financing Agreement dated as of August 15, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”); and

WHEREAS, the Credit Parties and the Agent desire to amend certain provisions of the Financing Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Financing Agreement. Subject to the terms and conditions of this Amendment, including the satisfaction of the conditions precedent set forth in Section 2 hereof, the Financing Agreement is amended as follows:

(a) The definition of “Debt-to-Equity Ratio” set forth in Section 1.1 of the Financing Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor:

““Debt-to-Equity Ratio” means, (a) with respect to Elevate Credit, at any time, the ratio between (i) the aggregate amount of Indebtedness, liabilities and other obligations of Elevate Credit and its Subsidiaries (including the Obligations), determined in accordance with GAAP, at such time, and (ii) the sum of (A) the aggregate amount of capital contributions made to Elevate Credit by its stockholders as of such time reduced by (B) the aggregate amount of cash distributions made by Elevate Credit to any of its stockholders, as of such time, and (b) with respect to a Borrower, at any time, the ratio between (i) the aggregate amount of Indebtedness, liabilities and other obligations of such Borrower (including the Obligations), determined in accordance with GAAP, at such time, and (ii) the sum of (A) the aggregate amount of capital contributions made to such Borrower by Elevate Credit Parent as of such time reduced by (B) the aggregate amount of cash distributions made by such Borrower to any of its members (including, without limitation, Elevate Credit Parent) as of such time.”

(b) Section 1.1 of the Financing Agreement is hereby further amended by adding the following definitions thereto in appropriate alphabetical order:

“Third Amendment” means that certain Third Amendment to Financing Agreement dated as of the Third Amendment Effective Date by and among Elevate Credit, the Subsidiaries of Elevate Credit party thereto and the Agent.

“Third Amendment Effective Date” means October 21, 2015.

2. Conditions Precedent. This Amendment shall become effective upon the satisfaction in full of each of the following conditions:

(a) the Borrowers shall have executed and delivered, or caused to be delivered, to the Agent evidence satisfactory to the Agent that the Borrowers shall pay to the Agent on the Third Amendment Effective Date all fees and other amounts due and owing thereon under this Amendment and the other Transaction Documents;

(b) the representations and warranties of the Credit Parties contained herein and in the Financing Agreement shall be true and correct except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date; and

(c) no Event of Default shall have occurred and be continuing or would result from the transaction contemplated hereby.

3. General Release. In consideration of the Agent’s agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharge the Lenders, the Holders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants, attorneys, managers, investment managers, principles and portfolio companies (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender, any Holder or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender, any Holder or any other Released Person relating to the Financing Agreement or any other Transaction Document on or prior to the date hereof.

4. Representations and Warranties of the Credit Parties. To induce the Agent to execute and deliver this Amendment, each Credit Party represents, warrants and covenants that:

(a) The execution, delivery and performance by each Credit Party of this Amendment and all documents and instruments delivered in connection herewith have been duly authorized by all necessary action required on its part, and this Amendment and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms except as such

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enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b) each of the representations and warranties set forth in the Transaction Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Transaction Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.

(c) Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby or thereby does or shall (i) result in a violation of any Credit Party’s certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other governing documents, or the terms of any Capital Stock or other Equity Interests of any Credit Party; (ii) conflict with, or constitute a breach or default (or an event which, with notice or lapse of time or both, would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any Credit Party is a party; (iii) result in any “price reset” or other material change in or other modification to the terms of any Indebtedness, Equity Interests or other securities of any Credit Party; or (iv) result in a violation of any law, rule, regulation, order, judgment or decree.

(d) no Event of Default has occurred or is continuing under this Amendment or any other Transaction Document.

5. Ratification of Liability. Each Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction Documents to which it is a party as security for the obligations under or with respect to the Financing Agreement, the Notes and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document. Each Credit Party further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any

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Lender, any Holder or the Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.

6. Reference to and Effect Upon the Transaction Documents.

(a) Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the Lenders, the Holders and the Agent and all of the obligations under the Transaction Documents, shall remain in full force and effect. Each Credit Party hereby confirms that the Transaction Documents are in full force and effect, and that no Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Transaction Document or the Credit Parties’ obligations thereunder.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any consents or waivers set forth herein shall not directly or indirectly: (i) create any obligation to make any further loans or to defer any enforcement action after the occurrence of any Event of Default; (ii) constitute a consent or waiver of any past, present or future violations of any Transaction Document; (iii) amend, modify or operate as a waiver of any provision of any Transaction Document or any right, power or remedy of any Lender, any Holder or the Agent or (iv) constitute a course of dealing or other basis for altering any obligations under the Transaction Documents or any other contract or instrument. Except as expressly set forth herein, each Lender, each Holder and the Agent reserve all of their rights, powers, and remedies under the Transaction Documents and applicable law. All of the provisions of the Transaction Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.

(c) From and after the date hereof, (i) the term “Agreement” in the Financing Agreement, and all references to the Financing Agreement in any Transaction Document shall mean the Financing Agreement, as amended by the First Amendment, as further amended by the Second Amendment, and as further amended by this Amendment, and (ii) the term “Transaction Documents” defined in the Financing Agreement shall include, without limitation, the First Amendment, this Amendment and any agreements, instruments and other documents executed or delivered in connection herewith.

7. Costs and Expenses. In addition to, and not in lieu of, the terms of the Transaction Documents relating to the reimbursement of the Lenders’, the Holders’ and the Agent’s fees and expenses, the Credit Parties shall reimburse each Lender, each Holder and the Agent, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses incurred in connection with this Amendment.

8. Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party

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hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

9. No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.

11. Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.

12. Further Assurances. The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

13. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

US TERM NOTE BORROWER:

RISE SPV, LLC, a Delaware limited liability company, as the US Term Note Borrower

By:	Elevate Credit, Inc., a Delaware
Corporation, its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

UK BORROWER:

ELEVATE CREDIT INTERNATIONAL LTD., a company incorporated under the laws of England with number 05041905 f/k/a THINK FINANCE (UK) LTD., as the UK Term Note Borrower

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	CEO

US LAST OUT TERM NOTE BORROWER:

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower

By:	Elevate Credit, Inc., as Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

Third Amendment to Financing Agreement (Rise)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

OTHER CREDIT PARTIES:

ELEVATE CREDIT, INC., a Delaware corporation

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

PRESTA HOLDINGS, LLC
ELASTIC FINANCIAL, LLC
ELEVATE DECISION SCIENCES, LLC
RISE CREDIT, LLC
FINANCIAL EDUCATION, LLC
ELEVATE CREDIT SERVICE, LLC

By: Elevate Credit, Inc., as Sole Member of each of the above-named entities

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

RISE CREDIT SERVICES OF OHIO, LLC
RISE CREDIT SERVICES OF TEXAS, LLC

By: RISE Credit, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

Third Amendment to Financing Agreement (Rise)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

PAYDAY ONE, LLC
RISE FINANCIAL, LLC
RISE CREDIT OF ALABAMA, LLC
RISE CREDIT OF CALIFORNIA, LLC
RISE CREDIT OF DELAWARE, LLC
RISE CREDIT OF GEORGIA, LLC
RISE CREDIT OF IDAHO, LLC
RISE CREDIT OF KANSAS, LLC
RISE CREDIT OF ILLINOIS, LLC
RISE CREDIT OF MISSISSIPPI, LLC
RISE CREDIT OF MISSOURI, LLC
RISE CREDIT OF NEVADA, LLC
RISE CREDIT OF NEW MEXICO, LLC
RISE CREDIT OF NORTH DAKOTA, LLC
RISE CREDIT OF SOUTH CAROLINA, LLC
RISE CREDIT OF SOUTH DAKOTA, LLC
RISE CREDIT OF UTAH, LLC
RISE CREDIT OF VERMONT, LLC
RISE CREDIT OF VIRGINIA, LLC
RISE CREDIT OF ARIZONA, LLC
RISE CREDIT OF COLORADO, LLC
RISE CREDIT OF MARYLAND, LLC
RISE CREDIT OF OKLAHOMA, LLC
RISE CREDIT OF OREGON, LLC
RISE CREDIT OF NEBRASKA, LLC
RISE CREDIT OF LOUISIANA, LLC
RISE CREDIT OF TEXAS, LLC

By: RISE SPV, LLC, as Sole Member of each of the above-named entities
By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

Third Amendment to Financing Agreement (Rise)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

ELASTIC@WORK, LLC
ELEVATE@WORK ADMIN, LLC
ELEVATE@WORK, LLC

By: Elastic Financial, LLC, as Sole Member of each of the above-named entities
By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

Third Amendment to Financing Agreement (Rise)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

AGENT:

VICTORY PARK MANAGEMENT, LLC

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	Authorized Signatory

Third Amendment to Financing Agreement (Rise)